Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Equity Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2019
Robert Botard Kristina Bradshaw Chris McMeans	Portfolio Manager Portfolio Manager Portfolio Manager	2019 2019 2019”

O-EQI-SUMPRO SUP 062119